INITIAL SUMMARY PROSPECTUS

FOR THE

ACCUMULATION VUL

a flexible premium adjustable variable life insurance policy with index-linked options issued by

THE PENN INSURANCE AND ANNUITY COMPANY

and funded through

PIA VARIABLE LIFE ACCOUNT I

of

The Penn Insurance and Annuity Company

PO Box 178, Philadelphia, Pennsylvania 19105

1-800-523-0650

May 1, 2025

This Summary Prospectus for New Investors summarizes key features of the Accumulation Variable Universal Life Insurance Policy (the “Policy”), an individual, flexible premium adjustable variable universal life insurance policy with index-linked options issued by The Penn Insurance and Annuity Company (the “Company”). The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the mutual fund portfolios (each, a “Portfolio”) that you select. The Portfolios available under the Policy are listed in Appendix A to this Summary Prospectus. The Policy also provides options in the fixed account in which amounts may be held to accumulate interest (including interest based on index credits). The life insurance (or death benefit) and cash surrender value provided under the Policy, which include amounts allocated to the fixed account, will never be less than the amount specified in the Policy. The Policy described in this Summary Prospectus is not available in New York.

Before you invest, you should also review the Statutory Prospectus (the “Prospectus”) for the Policy, which contains more information about the Policy’s features, benefits, and risks. You can find the Prospectus and other information about the Policy online at https://www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

Right to Cancel. If you are a new purchaser of a Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your Policy, in most states you will receive your policy value, plus any premium charge and monthly deductions (minus any loans and accrued loan interest). In some states, you will receive a full refund of the amount of any premiums you have paid. You should review the Prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

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The prospectuses of the available mutual funds (the “Portfolios”) that are available as the underlying variable investment options (the “Variable Investment Options”) of the PIA Variable Life Account I (the “Separate Account”) contain important information that you should know about the investments that may be made under the Accumulation Variable Universal Life Insurance Policy (the “Policy”). You should read the prospectuses of the Portfolios carefully before you invest. You can obtain the prospectuses for the Portfolios online at www.pennmutual.com/for-individuals-and-businesses/ performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

This Summary Prospectus (and the Policy) is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this Summary Prospectus other than as contained in these materials, the Prospectus, the Statement of Additional Information, or any supplements to them, or in any other sales material we authorize.

DEFINITIONS

The following key terms and their definitions are included to help make this Summary Prospectus as readable and understandable for you as possible. Other terms used within this Summary Prospectus are defined within the text where they appear. Not all of the definitions of those terms are repeated in this glossary. More detailed information concerning the terms defined below is in the appropriate sections of this Summary Prospectus or the Prospectus.

Cash Surrender Value: The Policy Value, less any Surrender Charges that may apply.

Company: The Penn Insurance and Annuity Company. Also referred to as “we,” “our,” and “us,” or “PIA.”

Fixed Account Options: In addition to the Variable Investment Options, the Policy has five Fixed Account Options: (1) the Indexed Fixed Account; (2) the Traditional Fixed Account; (3) the Short-Term Fixed Account; (4) the Holding Fixed Account; and (5) the Fixed Dollar Cost Averaging Account. These are described in Appendix B to the Prospectus and are part of the Company’s General Account assets. The Policy allows you to allocate your Policy Value to the Indexed Fixed Account (via the Holding Fixed Account), the Traditional Fixed Account, and the Short-Term Fixed Account. Premium payments may also be allocated to the Fixed Dollar Cost Averaging Account, which are automatically re-allocated each month to one or more of the other Investment Options you select.

Fixed Dollar Cost Averaging Account: A Fixed Account Option that allows you to allocate all or a portion of a premium payment to the Fixed Dollar Cost Averaging Account. Premiums allocated to the Fixed Dollar Cost Averaging Account will be automatically re-allocated each month to one or more of the Variable Investment Options and/or to one or more of the Indexed Fixed Accounts.

General Account: All of our general assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors.

Holding Fixed Account: A Fixed Account Option that earns a rate of interest declared by the Company from time to time. Amounts intended to be allocated to the Indexed Fixed Accounts on dates other than a monthly Policy anniversary will be allocated to a Holding Fixed Account. On the subsequent monthly Policy anniversary after the allocation to the Holding Fixed Account, amounts in this account will be allocated to the Indexed Fixed Accounts.

Indexed Fixed Account: A Fixed Account Option that earns index credits at the end of a one-year period (or 11-month period for segments created on the Policy’s first monthly anniversary) based on the change in value of an index, subject to a guaranteed minimum interest rate. The guaranteed minimum interest rate on all non- loaned Indexed Fixed Account segments is 0.00% while the guaranteed minimum interest rate of the Indexed Loan Account is 1.00%. The Indexed Fixed Account may be subject to an Asset Charge. Even with the guaranteed minimum interest rate, the Policy Value in the Indexed Fixed Account may decrease due to the Asset Charge, and you could lose money.

Investment Options: Policy investment options that consist of the Variable Investment Options and the Fixed Account Options.

Lockout Period: A 12 month Lockout Period will begin anytime a Policy loan, except loans from unpaid policy loan interest, is taken while any Policy Value is in the Indexed Fixed Accounts. During the Lockout Period, no transfers from the Traditional Fixed Account to the Indexed Fixed Accounts will be allowed.

Monthly Deduction: The charges we deduct from your Policy Value each month, including the Cost of Insurance Charge, Per Policy Expense Charge, the Expense Charge per Thousand of Specified Amount, the Mortality and Expense Risk Asset Charge, and any applicable Optional Supplemental Rider Charges, each of which is defined in the section of the Prospectus entitled “What Are the Fees and Charges Under the Policy?” For all of the Monthly Deductions other than the Mortality and Expense Risk Asset Charge, you may specify the Variable Investment Options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account and Policy loan accounts) from which the Monthly Deductions are deducted. For some Indexed Fixed Accounts, there is an Asset Charge that is also deducted monthly. The Asset Charge is only deducted from certain Indexed Fixed Accounts, as explained in the section of the Prospectus entitled “What Are the Fees and Charges Under the Policy?”

Net Amount at Risk: The difference between the death benefit and the Policy Value.

Net Cash Surrender Value: The Policy Value, less any Surrender Charges that may apply, less any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your Policy.

Net Policy Value: The Policy Value, less any Policy Debt.

Net Premium: The balance of a premium payment after deduction of the Percent of Premium Charge.

Policy: The individual, flexible premium adjustable variable universal life insurance policy with index-linked options offered in the Prospectus.

Policy Debt: Any outstanding Policy loans plus any loan interest due or accrued.

Policy Loan Account: There are two Policy Loan Accounts; the Traditional Loan Account, and the Indexed Loan Account. You may only have one loan option in force at any time.

Policy Specifications Page: The Policy Specifications Page (which is in Section 1 of your policy) contains your Policy’s individual specifications.

Policy Value: The total value of your Policy, which is the sum of the values in the Variable Investment Options and the Fixed Account Options, including the Policy loan accounts. At any time, your Policy Value is equal to: the Net Premiums you have paid (your premiums less the Percent of Premium Charges); plus or minus the investment results in the part of your Policy Value (if any) allocated to the Variable Investment Options; plus interest credited to the part of your Policy Value (if any) allocated to the Fixed Account Options; minus Policy charges we deduct; and minus partial withdrawals you have made.

Portfolios: The mutual funds that are available for investment in the Variable Investment Options of the Separate Account. The Portfolios are referred to sometimes as Portfolio Companies.

Separate Account: The PIA Variable Life Account I of The Penn Insurance and Annuity Company, a segregated asset account of the Company. The Separate Account is divided into subaccounts, each of which invests exclusively in a specified Portfolio and is referred to sometimes as a Variable Investment Option.

Short-Term Fixed Account: A Fixed Account Option that earns a rate of interest declared by the Company from time to time.

Specified Amount: The dollar amount of life insurance under the Policy as selected by the Policy owner. It equals the initial Specified Amount shown on the Policy Specifications Page, plus any increases and minus any decreases made to the initial Specified Amount.

Surrender Charge: If you surrender your Policy within the first 10 Policy years or within 10 years of an increase in the Specified Amount of insurance under your Policy, we will deduct a Surrender Charge from your Policy Value. We will also deduct a Surrender Charge from your Policy Value upon any decrease in the Specified Amount of insurance in the first five Policy years. Your Policy will state your Surrender Charges.

Traditional Fixed Account: A Fixed Account Option that earns a rate of interest declared by the Company from time to time.

Variable Investment Options: The subaccounts of the Separate Account, each of which invests exclusively in a specified Portfolio.

You, Your: The Policy owner, who can make decisions regarding allocation of Net Premiums, transfers, withdrawals, surrender, borrowing money, naming beneficiary(ies), electing riders, and other matters (all within the Policy limits).

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE ACCUMULATION VARIABLE UNIVERSAL LIFE INSURANCE POLICY

FEES AND EXPENSES
Charges for Early Withdrawals

If you fully surrender your Policy within the first 10 years following your purchase of the Policy or within the first 10 years following an increase in the Specified Amount you may be assessed a Surrender Charge of up to 4.50% of your Specified Amount.

For example, if you were to surrender your Policy during the first year after your Policy purchase (and your total premiums paid were $100,000 and your Specified Amount is $500,000), then you could be assessed a Surrender Charge of up to $22,500.

For more detailed information, see the Prospectus: “Table of Fees and Expenses;” “What Are the Fees and Charges Under the Policy?”

Transaction Charges

You may be assessed a Surrender Charge of up to 4.50% of your Specified Amount upon a decrease in the Specified Amount within the first five years following your purchase of the Policy.

In addition to the Surrender Charge for Policy surrenders, you may be charged for other transactions. These include a Percent of Premium Charge (deducted from each premium) and a partial withdrawal processing fee.

We reserve the right to impose transfer charges (when you transfer Policy Value between Investment Options), but we currently do not impose these charges. We may also impose charges if you exercise certain rider benefits.

For more detailed information, see the Prospectus: “Table of Fees and Expenses;” “What Are the Fees and Charges Under the Policy?”

Ongoing Fees and Expenses

In addition to Surrender Charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses (usually deducted on a monthly basis). Some of these charges, such as the monthly Cost of Insurance Charge, the monthly Expense Charge per Thousand of Specified Amount, and certain Rider charges (for supplemental benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification).

Other ongoing charges include the monthly Mortality and Expense Risk Asset Charges, loan interest, Per Policy Expense Charge, Asset Charges on certain Indexed Fixed Accounts and certain other Rider charges. Please refer to the Policy Specifications Page for rates and the specific fees applicable to your Policy.

Investors will also bear expenses associated with the Portfolios, as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Portfolio assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2024.

Total Annual Operating Expenses (expenses that are deducted from Portfolio assets)

	Annual Fee	Minimum	Maximum
	Variable Investment Options (Portfolio fees and expenses)	0.11%	0.34%
	For more detailed information, see the Prospectus: “Table of Fees and Expenses;” “What Are the Fees and Charges Under the Policy?”

RISKS

Risk of Loss

You can lose money by investing in this Policy, including loss of your premiums (principal).

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Policy;” “What is the Value of My Policy?”

Not a Short-Term Investment

This Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to provide a life insurance benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the Policy limits your ability to withdraw a portion of the Policy Value (also called cash value) through partial withdrawals or loans; you cannot access more than your Net Cash Surrender Value (the Policy Value less the Surrender Charge and less any outstanding Policy loan).

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Policy.”

Risks Associated with Investment Options

•  An investment in this Policy is subject to the risk of poor investment performance of the Portfolios you choose, and the value of an investment can vary depending on the investment performance of the Portfolios.

•  Each Investment Option (the Portfolios and the Fixed Account Options) has its own unique risks. The investment performance of the Portfolios will vary among each other, and the Portfolios may underperform similar mutual funds not available through the Variable Investment Options. Some Portfolios are riskier than others.

•  A discussion of the risks of allocating your premiums or Policy Value to one or more Portfolios can be found in the prospectuses for the Portfolios. You should review the prospectuses for the Portfolios before making an investment decision.

•  Premiums and Policy Value allocated to the Fixed Account Options may be kept there for an extended period of time due to restrictions on transfers out of the Fixed Account Options.

•  Amounts you allocate to an Indexed Fixed Account will not earn less than a minimum interest rate. The guaranteed minimum interest rate on all non-loaned Indexed Fixed Account segments is 0.00%. Even with the guaranteed minimum interest rate, the Policy Value in the Indexed Fixed Account may decrease due to the Asset Charge, and you could lose money.

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Policy;” “Appendix A — Portfolio Companies Available Under the Policy;” “Appendix B — Fixed Account Options and Policy Loan Accounts.”

RISKS

Insurance Company Risks

An investment in the Policy is subject to the risks related to the Company, including:

•  Any obligations, guarantees, and benefits of the Policy (including the Fixed Account Options) are subject to the claims-paying ability and financial strength of the Company.

•  There are risks relating to the Company’s administration of the Policy, including, among others, cybersecurity and infectious disease outbreak risks.

•  If the Company experiences financial distress, it may not be able to meet its obligations to you.

•  More information about the Company, including its financial strength ratings, is available upon request from the Company at 1-800-523-0650.

For more detailed information, see the Prospectus: “The Penn Insurance and Annuity Company;” “Financial Statements;” “Summary of Principal Risks of Investing in the Policy — Insurance Company Risks;” “Other Information.”

Policy Lapse

The Policy can lapse even if you pay all of the planned premiums on time.

•  When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You will also lose the principal invested.

•  A Policy can lapse if the Net Cash Surrender Value is insufficient to pay the Policy charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, and Policy charges (including increases in those charges).

•  The larger a Policy loan becomes relative to the Policy’s Cash Surrender Value, the greater the risk that the Policy’s Net Cash Surrender Value will not be sufficient to support the Policy’s charges, including any loan interest due, and the greater the risk of the Policy lapsing.

•  A Policy lapse may have tax consequences.

•  If the Policy lapses, there are costs and premium requirements associated with reinstatement of the Policy.

The No-Lapse Feature can prevent the Policy from lapsing if certain provisions are satisfied.

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Policy;” “What Payments Must I Make Under the Policy? — Lapse and Reinstatement.”

RESTRICTIONS

Investments

•  You can allocate your Net Premiums to Variable Investment Options (that invest in the Portfolios) or Fixed Account Options.

•  The minimum amount that you can transfer generally is $25.

•  If less than the full amount held under an Investment Option is transferred, the amount remaining in the Investment Option must be at least $25.

•  The maximum amount that you can transfer out of the Traditional Fixed Account in any Policy year is the greatest of (a) 25% of the amount in the Traditional Fixed Account at the previous Policy anniversary, (b) $5,000, or (c) the total amount transferred out of that account in the previous Policy year.

•  You may only transfer amounts from the Indexed Fixed Account at the end of its term.

•  Partial withdrawals and loans from an Indexed Fixed Account prior to the end of its term will receive a proportional amount of index credits for the time the amount is in the account before it is withdrawn. An index credit will not be paid if the Policy is surrendered before the end of a segment.

•  The amount that may be transferred excludes any amount held in the Policy loan accounts.

•  A 12 month Lockout Period will begin anytime a Policy loan is taken while any Policy Value is in the Indexed Fixed Accounts. During the Lockout

Period, no transfers from the Traditional Fixed Account to the Indexed Fixed Accounts will be allowed.

•  The Company reserves the right to remove or substitute any of the Portfolios as Investment Options that are available under the Policy.

•  In addition, we may limit your ability to make transfers involving the Variable Investment Options if it is believed that a transfer may disadvantage or potentially harm or hurt the rights or interests of other Policy owners.

•  We will also reject or reverse a transfer request if for any reason any of the Portfolios do not accept the purchase of its shares.

For more detailed information, see the Prospectus: “How Are Amounts Credited to the Variable Investment Options of the Separate Account?;” “How Can I Change the Policy’s Investment Allocations?;” “Policy Loans;” “Appendix B — Fixed Account Options and Policy Loan Accounts.”

Optional Benefits

•  We offer several optional benefits in the form of a rider to the Policy. Various optional benefits are available and some have an additional charge. Not all riders are available in every state and some riders may only be added when you apply for your Policy.

•  We may stop offering an optional benefit or may stop accepting subsequent premiums for an optional benefit at any time.

•  A change in the Specified Amount, a change in the death benefit option, the addition, deletion, or change of any riders, and/or a change in the insured’s rate class may impact the Policy’s No-Lapse Feature and may require the payment of additional premiums to maintain the Feature’s guarantee.

For more detailed information, see the Prospectus: “What Are the Supplemental Riders And Benefits That Are Available?”

TAXES

Tax Implications

Consult with a tax adviser to determine the tax implications of an investment in and payments received under this Policy.

•  If you purchase the Policy through a tax-qualified plan, you do not get any additional tax benefit.

•  Earnings on your Policy (if any) are taxed when you withdraw them (or if a Policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 1⁄2.

For more detailed information, see the Prospectus: “Summary of Principal Risks of Investing in the Policy — Taxes and Tax Risks;” “How Is the Policy Treated Under Federal Income Tax Law?”

CONFLICTS OF INTEREST

Investment Professional Compensation

Your financial professional may receive compensation for selling this Policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Policy with the professional’s firm. (Your financial professional may be your broker, investment adviser, insurance agent, or someone else.)

For these reasons, these financial professionals may have a financial incentive to recommend this Policy over another policy or investment.

For more detailed information, see the Prospectus: “Distribution Arrangements.”

Exchanges

Some financial professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing Policy.

For more detailed information, see the Prospectus: “What Payments Must I Make Under the Policy? — Tax-Free ‘Section 1035’ Insurance Policy Exchanges.”

OVERVIEW OF THE ACCUMULATION VARIABLE UNIVERSAL LIFE INSURANCE POLICY

The following provides an overview of the Policy’s primary features. Please read the full descriptions in the Prospectus, and your Policy, for more information regarding these features and other provisions of the Policy.

1. Purpose of the Policy

This Policy provides permanent life insurance coverage with the potential for tax-deferred cash value (Policy Value) accumulation. The Policy is offered by PIA. The Policy offers (1) life insurance protection, (2) flexible premium payments, (3) a Net Cash Surrender Value that you can access through withdrawals and loans, (4) the ability to invest in a variety of Variable Investment Options and Fixed Account Options, (5) the ability to transfer among these options tax-free, and (6) optional benefit riders. The Policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. Please read the entire Prospectus before you invest.

2. Premiums

Amounts you pay to us under your Policy are called premiums or premium payments. Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premiums you pay, within limits.

You choose in your application how often to pay planned premiums — annually, semi-annually, quarterly, or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay Policy charges or the provisions of the no-lapse feature are satisfied. See “What Payments Must I Make Under the Policy? — No-Lapse Feature and Lapse and Reinstatement” in the Prospectus. Additional or unplanned premiums may be paid in any amount and at any time. A premium may not be less than the minimum shown in your Policy (generally at least $25).

Although you may have a schedule of planned premiums, your Policy can lapse even if you pay all of the planned premiums on time (unless the provisions of the no-lapse feature are in effect). This can happen because the investment performance of the Variable Investment Options you have allocated premiums or Policy Value to has been poor, because of charges we deduct, because of withdrawals you take, or because of a combination of these factors has caused the Net Cash Surrender Value of your Policy to be insufficient to pay the Policy charges (including payment of interest on any loan that may be outstanding under the Policy). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured. You also lose the principal invested.

To qualify your Policy as life insurance under the Internal Revenue Code of 1986, as amended (the “IRC” or the “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. In addition, we can limit the amount of premium payments and/or require medical insurance underwriting and satisfactory evidence of insurability before we accept additional premiums.

Premiums are allocated among the Variable Investment Options and the available Fixed Account Options according to your instructions. The Policy Value in the Variable Investment Options will vary up or down with the investment performance of the corresponding underlying mutual fund portfolios. Amounts in the Fixed Account Options are guaranteed and will earn interest declared from time to time by the Company.

3. Policy Features

The Policy offers a variety of important features and benefits, including the following:

Life Insurance Benefit

The Policy provides life insurance on you or another individual you name. In your application for the Policy, you will tell us how much life insurance coverage you want on the life of the insured person (the “Specified Amount”). We offer two different types of death benefits under the Policy. Option 1 is a level death benefit option and Option 2 is an increasing death benefit option:

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Option 1 — the death benefit is the greater of (a) the Specified Amount of insurance, or (b) a percentage of the Policy Value (on the date of the insured’s death) equal to the minimum necessary for your Policy to qualify as life insurance under IRC Section 7702; or

•

Option 2 — the death benefit is the greater of (a) the Specified Amount of insurance plus your Policy Value on the date of death, or (b) a percentage of the Policy Value (on the date of the insured’s death) equal to the minimum necessary for your Policy to qualify as life insurance under IRC Section 7702.

The percentages are shown in the Table of Death Benefit Factors in the Policy.

Therefore, the death benefit could increase or decrease based on investment performance, but will not be less than the Specified Amount. You can increase or decrease the Specified Amount, subject to certain conditions. While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan and any unpaid Policy charges when the insured dies.

Investment Options

The Policy allows you to allocate your Policy Value to the different Variable Investment Options which each invest in a specified mutual fund portfolio (each, a “Portfolio”). Your Policy Value will increase or decrease to reflect the investment performance of the Portfolios you select; you bear the investment risk and you can lose money invested in the Portfolios. Appendix A to this Summary Prospectus lists the Portfolios currently available in the Policy and includes additional information about the Portfolios.

In addition to the Variable Investment Options, the Policy has Fixed Account Options for policy value and/or premium allocations. The Indexed Fixed Account is designed to be an investment where the Company provides interest credits at the end of a one-year period (or 11-month period for segments created on the Policy’s first monthly anniversary) based on the change in value of the S&P 500 Price Return Index (without dividends) (the “S&P 500 Index”), and where the Company bears the investment risk. Amounts you allocate to an Indexed Fixed Account will not earn less than a minimum interest rate. The guaranteed minimum interest rate on all non-loaned Indexed Fixed Account segments is 0.00%. Even with the guaranteed minimum interest rate, the Policy Value in the Indexed Fixed Account may decrease due to the Asset Charge, and you could lose money. In addition, you may only transfer amounts from the Indexed Fixed Account at the end of its term.

The Traditional Fixed Account is designed to be an investment that provides fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk. Transfers may be made to and from the Short-Term Fixed Account at any time, and so the Company intends to declare a lower rate of interest for the Short- Term Fixed Account than the Traditional Fixed Account. The lower rate of interest for the Short-Term Fixed Account may be preferable if you do not wish to be subject to the Traditional Fixed Account’s transfer restrictions. The Policy allows you to allocate your Policy Value to the Indexed Fixed Account (via the Holding Fixed Account), the Traditional Fixed Account, and the Short-Term Fixed Account. Premium payments may also be allocated to the Fixed Dollar Cost Averaging Account which are automatically re-allocated each month to one or more of the Variable Investment Options and/or to one or more of the Indexed Fixed Accounts you select. All Fixed Account Options are described in Appendix B to the Prospectus.

You can change the Investment Options in which you invest throughout the life of the Policy, subject to certain conditions.

Transfers

You may transfer Policy Value from one Variable Investment Option to another and to and from the Fixed Account Options, although there are limitations and restrictions on transfer activity. In addition, the Policy offers two automated transfer programs — a dollar cost averaging program and an asset rebalancing program.

Policy Value

The Policy Value includes the amount in the Variable Investment Options and the Fixed Account Options, including the Policy loan accounts. The value of your Policy will increase or decrease based upon the investment performance of the Variable Investment Options you choose, your premium payments, interest credited to the Fixed Account Options, any partial withdrawals, outstanding loans (including loan interest), and the charges we deduct.

The Cash Surrender Value is the Policy Value decreased by any Surrender Charge. The Net Cash Surrender Value is the Policy Value decreased by any outstanding Policy loan and less any Surrender Charge. See “What Is the Value of My Policy?” You may surrender your Policy at any time and you will receive the Net Cash Surrender Value.

The Policy Value of your Policy will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your Net Cash Surrender Value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in a different Portfolio, and a discussion of the investment risks of each of the Portfolios may be found in the prospectus for each of the Portfolios. Each Portfolio has its own investment objective and investment strategy. The investment performance of each will vary, and some Portfolios are riskier than others. We do not guarantee the investment performance of any of the Variable Investment Options or Portfolios. You bear the entire investment risk for all amounts allocated to the Variable Investment Options.

Loans

You may take a loan on your Policy. You may borrow up to 99% of your Cash Surrender Value. The minimum amount you may borrow is $250. There will be two loan options: a Traditional Loan and an Indexed Loan. Both options cannot be active at the same time. For Traditional Loans, funds will be transferred from the Variable Investment Options or the Fixed Account Options into a Traditional Loan Account. Interest on Traditional Loans will be charged at an adjustable loan interest rate declared by the Company and is payable at the end of each Policy year. Indexed Loans are described in “Policy Loans” in the Prospectus and Appendix B to the Prospectus. You may repay all or part of a loan at any time.

Policy loans reduce your Policy Value and death benefit, which may increase the risk your Policy could lapse. Outstanding loans may impact the no-lapse feature, and you may need to make additional premium payments or loan repayments to maintain the no-lapse feature. Additionally, Policy loans may impact your ability to make transfers from the Traditional Fixed Account to the Indexed Fixed Account. See “How Can I Change the Policy’s Investment Allocations?” in the Prospectus. If you take a loan on your Policy, you may be subject to tax consequences. See “How Is the Policy Treated Under Federal Income Tax Law?” in the Prospectus.

Surrenders and Withdrawals

You may surrender your Policy in full at any time. If you do, we will pay you the Net Cash Surrender Value (the Policy Value, less any Policy loan outstanding and less any Surrender Charge that then applies). You may make partial withdrawals (subject to limitations) from your Net Cash Surrender

Value. The minimum partial withdrawal amount is $250. Note that you do not have access to your full Policy Value, just the Net Cash Surrender Value. Partial withdrawals and loans from an Indexed Fixed Account prior to the end of its term will receive a proportional amount of index credits for the time the amount is in the account before it is withdrawn. An index credit will not be paid if the Policy is surrendered before the end of a segment.

However, the Policy is generally not a liquid investment. Surrender Charges will apply during the first 10 Policy years and for 10 years after an increase in the Specified Amount. There are limitations on your ability to access your Policy Value through surrenders and partial withdrawals, including Surrender Charges, partial withdrawal fees, possible tax consequences, adverse impacts on Policy benefits, increased risk of Policy lapse, and administrative requirements. A withdrawal will reduce your Policy Value (and therefore your Net Cash Surrender Value) by the amount withdrawn, and could reduce your death benefit. If the Policy’s Net Cash Surrender Value is reduced to a point where it cannot meet the Monthly Deductions, then your Policy may lapse and terminate.

Free Look Period: ‘Right to Cancel’

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to the financial professional who delivered the Policy to you.

No-Lapse Feature

If the total premiums you have paid, less any partial withdrawals you made, equal or exceed the no-lapse premium specified in your Policy, multiplied by the number of months the Policy has been in force, your Policy will remain in force, regardless of investment performance for a specified period. The specified period is the shorter of 20 years, or the time until the Policy anniversary nearest the insured’s attained age 80. However, in no case will the specified period be less than five years. Outstanding loans will nullify the no-lapse guarantee if the loans equal or exceed the Cash Surrender Value. The no-lapse premium will generally be less than the monthly equivalent of the planned premium you specified. A change in the death benefit option, the addition, deletion, or change of any riders, and/or a change in the insured’s rate class may impact the Policy’s No-Lapse Feature and may require the payment of additional premiums to maintain the Feature’s guarantee.

Supplemental Riders — Optional Benefits

The Company offers optional benefits through supplemental riders that may be added to your Policy (an additional charge applies to some of these riders). These riders include an Accidental Death Benefit Rider, Additional Insured Term Insurance Rider, Early Surrender Value Rider, Cash Value Enhancement Rider, Children’s Term Insurance Rider, Disability Waiver of Monthly Deductions Rider, Disability Completion Benefit Rider, Guaranteed Option to Increase Specified Amount Rider, Supplemental Term Insurance Rider, Overloan Protection Benefit Rider, Accelerated Death Benefit Rider, Chronic Illness Accelerated Benefit Rider, and Supplemental Exchange Rider. If any of these riders are added, any applicable monthly charges for certain of the supplemental riders will be deducted from your Policy Value as part of the Monthly Deduction.

Taxes

Death benefits paid under life insurance policies are generally not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a modified endowment contract under federal income tax law, then distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income (taxed as ordinary income). Distributions include partial withdrawals and surrenders. See “How Is the Policy Treated Under Federal Income Tax Law?” in the Prospectus for additional information.

STANDARD DEATH BENEFIT

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the Specified Amount of insurance. The minimum Specified Amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85). Insurance coverage under the Policy is effective on the Policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan and any unpaid Policy charges. We offer two different types of death benefits payable under the Policy — Option 1 which is a level death benefit option and Option 2 which is an increasing death benefit option. You choose which one you want in the application. They are:

•	Option 1. The death benefit is the greater of (a) the Specified Amount of insurance, or (b) the “applicable percentage” of the Policy Value on the date of the insured’s death.

•

Option 2. The death benefit is the greater of (a) the Specified Amount of insurance plus your Policy Value on the date of death, or (b) the “applicable percentage” of the Policy Value on the date of the insured’s death.

We will not accept your application unless you specify which death benefit option you want in the application. Subject to the limitations described in the following section, you can change the type of death benefit you want at any time before the insured dies. You may increase or decrease the Specified Amount of insurance. See “Can I Change Insurance Coverage Under the Policy?” in the Prospectus.

For purposes of both death benefits, Policy Value includes amounts in the Variable Investment Options and/or the Fixed Account Options.

The “applicable percentages” depend on the life insurance qualification test you chose on the application and are shown in the Table of Death Benefit Factors in the Policy. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains ages 96 through 120. For the Cash Value Accumulation Test, the “applicable percentages” will vary by attained age and the insurance risk characteristics.

If the investment performance of the Variable Investment Options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the Policy Value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the Policy Value will tend to be higher under Option 1 than under Option 2 for the same premium payments. Subject to the limitations described in the following section, you can change the type of death benefit you want at any time before the insured dies.

Death benefits are calculated based on values as of the date of death. We will ordinarily pay the death benefit within seven days after receipt at our office of all the documents required for completion of the transaction in good order. We will pay interest from the date of death of the Insured to the date of payment. The interest rate will be at least equal to the rate required by the state in which the Policy was delivered.

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy. Periodic payments may not be less than $50 each.

Payout options include:

•	Option 1 — Interest Income — we will credit interest to the amount applied, and the interest will be paid monthly, quarterly, semiannually or annually.

•	Option 2 — Income for a Fixed Period — we will pay the amount applied, with interest, in equal monthly payments for a fixed period. The fixed period may not be greater than 30 years.

•

Option 3 — Income of a Specified Amount — we will make payments of a specified amount until the total amount applied, with interest, has been paid. The payments may be made monthly, quarterly, semiannually or annually. The final payment may be less than the specified amount. The total of the payments to be made each year must be at least $75 for each $1,000 applied.

•	Option 4 — Life Income — we will pay equal monthly payments during the life of the Option Annuitant.

•

Option 5 — Life Income with Guaranteed Period — we will pay equal monthly payments for a stated guaranteed period and thereafter during the life of the Option Annuitant. The guaranteed period may be 5 years, 10 years or 20 years.

•

Option 6 — Life Income with Refund Period — we will pay equal monthly payments during the life of the Option Annuitant. If necessary, the payments will continue after the death of the Option Annuitant until the total of all payments made, including a smaller final payment, if required, equals the total amount applied.

•	Option 7 — Joint and Survivor Life Income — we will pay equal monthly payments during the joint life of two Option Annuitants and thereafter during the life of the survivor.

Option Annuitant means a natural person on whose life the income payments under Options 4, 5, 6 and 7 are based. Under options 4 and 7, no death benefit payment will be made if the Option Annuitant(s) dies before the first payment is made.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefit associated with your Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Accidental Death Benefit Rider	Provides an additional death benefit if the insured’s death results from an accidental cause, as defined in the Rider.	Optional. May be elected at any time.

•  Not available for all Policies.

•  We will pay the additional death benefit only if the insured dies within 180 days following the accidental bodily injury.

•  No benefit is payable unless the accidental bodily injury was sustained after the Policy anniversary nearest to the insured’s first birthday and prior to the Policy anniversary nearest to the insured’s 70th birthday.

•  Certain exclusions apply, including death resulting directly or indirectly from risky activities (such as bungee jumping and skydiving), disease, infection, intoxication, illegal drugs, crimes, illegal occupation, suicide, etc.

Additional Insured Term Insurance Rider	Provides term insurance on other persons in addition to the insured, in amounts specified in the Policy Specifications Page in the Policy.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.	• Additional insured must meet underwriting requirements

Early Surrender Value Rider	Provides enhanced early year Cash Surrender Values for Policies sold in certain limited corporate markets.	Optional. May be elected only at the time the base Policy is issued.

•  Not for sale in individual markets.

•  If the Rider is terminated by the owner of the Policy, the Rider is terminated with respect to the insurance coverage provided under the Policy and all applicable Surrender Charges would resume.

•  Not available with the Cash Value Enhancement Rider.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Cash Value Enhancement Rider	Provides higher early-duration Cash Surrender Values for certain limited corporate market applications.	Optional. May be elected only at the time the base Policy is issued.

•  Not available for sale in individual markets.

•  The Policy must be sponsored by or owned by a business, corporation, or a corporate trust.

•  The corporation must be at least a partial beneficiary.

•  A minimum of one life can be covered.

•  The termination credit will not be applied if the Policy to which this Rider is attached is exchanged for another policy or has its ownership changed to a life insurance company.

•  Not available with the Early Surrender Value Rider.

Children’s Term Insurance Rider	Provides term insurance on one or more children of the insured.	Optional. May be elected at any time.	• If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday.

Disability Waiver of Monthly Deductions Rider	Provides a waiver of the Monthly Deductions from the value of the Policy Value upon the total disability of the insured.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.

•  Monthly Deductions for this benefit are made until the Policy anniversary nearest the insured’s 65th birthday.

•  Will terminate upon the anniversary of the Policy which is nearest to the insured’s 65th birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured prior to that anniversary.

Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium Rider)	Provides a waiver of the Monthly Deductions from the Policy Value and payment by us of a stipulated premium upon the totally disability of the insured, as stated in the Policy.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.

•  Will terminate upon the anniversary of the Policy which is nearest to the insured’s 65th birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured prior to that anniversary.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Guaranteed Option to Increase Specified Amount Rider	Provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability.	Optional. May be elected only at the time the insured purchases the base Policy.

•  The option may be exercised under the Rider as of any of the regular option dates or as of any alternative option date.

•  Regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37, 40, 43 and 46.

•  Alternative option dates are the 90th day following marriage of the insured, live birth of a child of the insured or legal adoption by the insured of a child less than 18 years of age, subject to certain conditions.

•  The maximum issue age for this Rider is age 40.

Supplemental Term Insurance Rider	Adds term insurance to the death benefit provided under the Policy.	Optional. May be elected only at the time the insured purchases the base Policy.

•  Monthly Deductions include an expense charge applied to the amount of term insurance added to the Policy by the Rider.

•  Monthly Deductions will include a Cost of Insurance Charge for the term insurance added by the Rider.

Supplemental Exchange Rider	Provides within one year following termination of a business relationship between the owner of the Policy and the insured, the Policy may be exchanged for a new Policy on the life of a new insured.	Standard for all corporate-owned Policies.

•  The new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged.

•  The new insured must submit satisfactory evidence of insurability.

•  The Policy to be exchanged must be in force and not in a grace period.

•  The owner must make premium payments under the new Policy to keep it in force at least two months.

•  Owner must surrender all rights in the Policy to be exchanged.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Overloan Protection Rider	Allows the Policy owner to access the cash value from the Policy, while providing the holder with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%.	Optional. May be elected at any time.

•  Insured’s attained age must be 75 or older.

•  Policy must be in force for a minimum for 15 years.

•  Non-taxable withdrawals must equal the total premiums paid.

•  Subject to a one-time charge of 3.50% of the Policy Value, which is imposed when the Rider is exercised.

•  Certain changes are made to the Policy as a result of the benefit being exercised.

Accelerated Death Benefit Rider	Provides the insured access to a portion of death benefit while the insured is living.	Standard.

•  Amount of death benefit proceeds the insured can access must be at least

•  $10,000, but no more than the lesser of 50% of the total death benefit amount or

•  $250,000. Such limits may vary depending upon the state.

•  Insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectance of 12 months or less. The physician may not be the owner, insured, beneficiary, or relative of the insured.

•  Electing this Rider will reduce the death benefit that is payable under the base Policy upon the death of the insured.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Chronic Illness Accelerated Benefit Rider	Provides access to a portion of the death benefit while the insured is living if the insured is certified with a chronic illness.	Standard for Policies with a Specified Amount greater than $50,000 and a maximum amount of $10,000,000 as long as the insured meets our underwriting requirements.

•  Continuous care in an eligible facility or at home must be expected to be required for the insured’s life.

•  Limits apply to the accelerated benefit payments.

•  In certain circumstances, a payment under this rider may be treated as a distribution of taxable income. Before you exercise your rights under this rider, you should consult with a tax adviser regarding the possible tax consequences.

•  Chronic illness is defined in the Rider (based on inability to perform specified activities of daily living, or severe cognitive impairment).

•  Chronic illness must be certified by a licensed health care professional (not the insured, owner, or beneficiary or a relative of any of them).

•  Upon each accelerated benefit payment, the death benefit will be reduced by an amount greater than the payment amount.

•  The death benefit will be reduced by the accelerated benefit payment plus an additional interest charge based on the accelerated benefit interest rate and the mortality table declared by the Company for individuals with Chronic Illness. Policy values will also be reduced proportionately.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Fixed Dollar Cost Averaging Account

Allows you to allocate all or a portion of a premium payment to the Fixed Dollar Cost Averaging Account.

Premiums allocated to the account will be automatically re-allocated each month to one or more of the Variable Investment Options and/or to one or more of the Indexed Fixed Accounts you select.

Optional.

•  Requires that at least $600 be allocated to the Fixed Dollar Cost Averaging Account.

•  The amount transferred each month must be at least $25.

•  Does not guarantee a profit or prevent a loss.

•  Not available at the same time as the Asset Rebalancing program.

Asset Rebalancing	Automatically reallocates your Policy Value among the Variable Investment Options in accordance with the proportions you originally selected.	Optional.	• Requires a minimum Policy Value of $1,000. • Does not guarantee a profit or prevent a loss. • Not available at the same time as the Fixed Dollar Cost Averaging Account program.

No-Lapse Feature	Guarantees that your Policy will remain in force, regardless of investment performance for a specified period as long as certain provisions of the no-lapse feature are satisfied.	Standard

•  The no lapse period is determined at issue.

•  Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee in certain instances.

•  If the no-lapse feature terminates, you have the option to reinstate it.

Traditional Loan Option	Allows you to access a portion of your Policy Value without incurring the Surrender Charges and federal income tax consequences associated with a withdrawal.	Optional.

•  You may borrow up to 99% of your Cash Surrender Value.

•  The minimum amount you may borrow is $250.

•  Cannot be active at the same time as an Indexed Loan.

•  A 12 month Lockout Period will begin anytime a Policy loan is taken while any Policy Value is in the Indexed Fixed Accounts.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Indexed Loan Option	Allows you to access a portion of your Policy Value without incurring the Surrender Charges and federal income tax consequences associated with a withdrawal.	Optional.

•  You may borrow up to 99% of your Cash Surrender Value.

•  The minimum amount you may borrow is $250.

•  Cannot be active at the same time as a Traditional Loan.

•  A 12 month Lockout Period will begin anytime a Policy loan is taken while any Policy Value is in the Indexed Fixed Accounts

BUYING THE POLICY

Premium Payments

Amounts you pay to us under your Policy are called premiums or premium payments. The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. You will have a schedule of planned premium payments. However, within limits, you can make premium payments when you wish, and additional or unplanned premiums may be paid in any amount and at any time. That is why the Policy is called a flexible premium policy.

Paying the planned premiums may not be sufficient to keep the Policy in force. A premium may not be less than the minimum shown in your Policy (generally at least $25). We may require satisfactory evidence of insurability before accepting any premium which increases our Net Amount at Risk (the difference between the death benefit and the Policy Value).

We may also limit premium payments as necessary in order to qualify the Policy as life insurance under the Code. No payment will be returned or refused if it is necessary to continue coverage (that is, to prevent lapse), but the premium allotted to the Policy may be reduced (to maintain qualification as life insurance) and the balance returned to you. See “How Is the Policy Treated Under Federal Income Tax Law?” in the Prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a modified endowment contract under the Code. If the Policy is a modified endowment contract, then you could incur adverse tax consequences, including penalties, on any amounts you take out (as either withdrawals or loans). You are solely responsible for monitoring your Policy and meeting applicable requirements; however, we will endeavor to notify you on a timely basis, and may elect to refund certain amounts of premium paid, if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code. See “How Much Life Insurance Does the Policy Provide?” and “How Is the Policy Treated Under Federal Income Tax Law?” in the Prospectus.

A premium charge will be deducted from each premium, and the remaining amount (the Net Premium) will be credited to the Policy Value and allocated to the Investment Options according to your elections.

Planned Premiums

The Policy Specifications Page of your Policy will show the planned premium for the Policy. You choose this amount in the Policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly, or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay Policy charges or the no-lapse guarantee feature is in effect. See “Lapse and Reinstatement” below.

Although you may have a schedule of planned premiums, your Policy can lapse even if you pay all of the planned premiums on time (unless the no-lapse feature is in effect). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured.

If all premium payments cease, this Policy will continue, subject to the grace period provision (see below), for as long as the values in this Policy are sufficient to keep it in force.

HOW YOUR POLICY CAN LAPSE

Grace Period; Lapse and Reinstatement

If the Net Cash Surrender Value of your Policy is not sufficient to pay any charge that may be due under the Policy, and the no-lapse feature is not in effect, you will have a 61 day grace period to make that payment. During the grace period, the Policy Value, Cash Surrender Value, and death benefit are calculated in the same manner as before the Policy entered the grace period. We will notify you of how much premium you will need to pay to keep the Policy in force. The premium required will be the payment of a premium sufficient to pay the monthly deduction for the Grace Period plus two additional months, or the amount necessary to satisfy the no-lapse feature for two Policy months beyond the Grace Period (if applicable). If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease. If you die after the end of the grace period, when the Policy has terminated, your beneficiary will not receive any death benefit.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy. The minimum amount of premium to be paid on reinstatement is equal to an amount to make the Net Cash Surrender Value positive plus the Monthly Deductions for the two Policy months following the reinstatement date, or the amount necessary to satisfy the no-lapse feature at the date of reinstatement and for two Policy months following the reinstatement date (if applicable). Policy Debt which existed at the end of the grace period must either be repaid or reinstated.

Following reinstatement, the no-lapse feature is available. Any supplemental riders attached to the Policy prior to lapse may be reinstated with the exception of the Overloan Protection Benefit Rider.

Premiums Upon an Increase in the Specified Amount

If you increase the Specified Amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See “Can I Change Insurance Coverage Under the Policy?” in the Prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

No-Lapse Feature

Your Policy will remain in force during the no lapse period, regardless of investment performance and your Net Cash Surrender Value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial withdrawals you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

The no lapse period is determined at issue and is the earlier of 20 years or to the Policy anniversary nearest the insured’s attained age 80, with a minimum of five years.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee if the loans equal or exceed the Cash Surrender Value. See “Policy Loans” in the Prospectus. If the no-lapse guarantee terminates, you have the option to reinstate it by reducing the Policy Debt until it falls below the Cash Surrender Value.

A change in the death benefit option, the addition, deletion, or change of any riders, and/or a change in the insured’s rate class may impact the Policy’s No-Lapse Feature and may require the payment of additional premiums to maintain the No-Lapse Feature’s guarantee.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR POLICY

Full Surrender

You may surrender your Policy at any time. If you do, we will pay you the Policy Value, less any Policy loan outstanding and less any Surrender Charge that then applies. This is called your Net Cash Surrender Value. The Policy Value is based on amounts allocated to the Variable Investment Options and/or the Fixed Account Options. Surrenders may be subject to tax consequences, including a tax penalty if withdrawn before age 59 1⁄2. See “How Is the Policy Treated Under Federal Income Tax Law?” in the Prospectus for additional information.

Partial Withdrawal

You may make a partial withdrawal of a portion of the Net Cash Surrender Value. Partial withdrawals reduce the Policy Value and Net Cash Surrender Value by the amount of the partial withdrawal. Partial withdrawals may increase the risk that the Policy will lapse, and may be subject to tax consequences, including a tax penalty if withdrawn before age 59 1⁄2. See “How Is the Policy Treated Under Federal Income Tax Law?” in the Prospectus for additional information.

Partial withdrawals will be deducted from the Variable Investment Options, the Short-Term Fixed Account, the Indexed Fixed Accounts, the Holding Fixed Account, and the Traditional Fixed Account in accordance with your directions. In the absence of such direction, the partial withdrawal will be deducted from the Variable Investment Options, the Short-Term Fixed Account, the Indexed Fixed Accounts, the Holding Fixed Account, and the Traditional Fixed Account on a pro-rata basis. If there is not enough value in these accounts, deductions will be made from the Fixed Dollar Cost Averaging Account.

Index credits are applied to the average of the monthly segment values for the full segment and therefore partial withdrawals and loans will receive a proportional amount of index credits for the time the amount is in the account before it is withdrawn. An index credit will not be paid if the Policy is surrendered before the end of a segment.

Partial withdrawals are subject to a number of conditions, including that: no more than twelve partial withdrawals may be made in a Policy year; each partial withdrawal must be at least $250; a partial withdrawal may not be made from an account if the amount remaining in that account would be less than $25; the partial withdrawal may not reduce the Specified Amount of insurance under your Policy to less than the minimum Specified Amount under the Policy ($50,000); and the partial withdrawal will be subject to a processing fee equal to the lesser of $25 or 2.00% of the amount withdrawn.

If any withdrawals are made, the death benefit will be less than it would have been if no withdrawals were made (regardless of whether death benefit Option 1 or 2 is in effect). If you elect a level death benefit option (Option 1) (See “How Much Life Insurance Does the Policy Provide?” in the Prospectus), a partial withdrawal may reduce your Specified Amount of insurance — by the amount by which the partial withdrawal exceeds the difference between (a) the death benefit provided under the Policy, and (b) the Specified Amount of insurance. If you have increased the initial Specified Amount, any reduction will be applied to the most recent increase.

Timing of Transactions

We will ordinarily pay the partial withdrawal or surrender proceeds within seven days after receipt at our office of all the documents required for completion of the transaction in good order.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy or making withdrawals. Please refer to your Policy Specifications Page for information about the specific fees you will pay each year based on the options you have elected. (See “What Are the Fees and Charges Under the Policy?” in the Prospectus for additional information.)

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, make withdrawals from the Policy, or transfer Policy Value between Investment Options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Percent of Premium Charge	When a premium is paid.	Maximum Charge: 8% of each premium payment.[1]

Surrender Charge[2]

Maximum Charge	When the Policy is surrendered within the first 10 Policy years or within the first 10 years following an increase in the Specified Amount or upon a decrease in the Specified Amount within the first five Policy years.	The Surrender Charge is a maximum of $45.00 to minimum of $1.80 per $1,000 of Specified Amount or decrease in Specified Amount.[3]

Surrender Charge for a representative non-tobacco male insured, age 45 in the first Policy year

Maximum Charge	When the Policy is surrendered within the first 10 Policy years or within the first 10 years following an increase in the Specified Amount or upon a decrease in the Specified Amount within the first five Policy years.	$24.00 per $1,000 of Specified Amount or decrease in Specified Amount.[3]

Partial Withdrawal Processing Fee	When you take a partial withdrawal from your Policy.	Lesser of $25 or 2.00% of the amount withdrawn.

Transfer Charge	When you make a transfer.	Maximum Charge $10.00. Current Charge $0.00.[4]

Overloan Protection Benefit Rider

Current and Maximum Charge	When benefit is exercised.	One time charge of 3.50% of Policy Value.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Accelerated Death Benefit Rider

Current and Maximum Charge	When benefit is exercised.	One time charge of 12 months’ worth of Policy charges on the accelerated amount, plus an interest charge, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable Policy loan rate.

Chronic Illness Accelerated Benefit Rider

Current and Maximum Charge	When benefit is exercised.	The Death Benefit will be reduced by the accelerated benefit payment plus an additional interest charge based on the accelerated benefit interest rate and the mortality table declared by the Company for individuals with Chronic Illness. Policy values will also be reduced proportionately.

[1]	The Percent of Premium Charge imposed is currently reduced to 5.00% on premiums paid in all Policy years. This reduction is not guaranteed and may change.
[2]

Surrender Charges are determined separately for each Policy and take into account the individual underwriting characteristics of the insured, such as sex, age and risk classification, and the Specified Amount of the Policy. The table shows the lowest and highest Surrender Charges for an insured, based on our guaranteed maximum rates for individuals in standard risk classifications. The table also shows the Surrender Charge under a Policy issued to an individual who is representative of individuals we insure. The Surrender Charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your Surrender Charges. More detailed information concerning your Surrender Charge is available from our administrative offices upon request. For additional information on the Surrender Charges, see “What Are the Fees and Charges Under the Policy? — Surrender Charge” in the Prospectus.

[3]	The maximum amount reflects the charge that may be assessed in the first Policy year.
[4]

No transaction fee is currently imposed for making a transfer among the Variable Investment Options and/or the Fixed Account Options. While we do not currently impose a transfer fee, we reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a Policy year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy. The charges do not include fees and expenses incurred by the Portfolios that serve as Investment Options under the Policy.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Base Contract Charges:

Cost of Insurance Charges[5]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of Net Amount at Risk.

Current Charges	Monthly	Maximum of $52.0833 to minimum of $0.0053 per $1,000 of Net Amount at Risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.2117 per $1,000 of Net Amount at Risk.

Current Charge	Monthly	$0.1799 per $1,000 of Net Amount at Risk.

Expense charge per $1,000 of Specified Amount[6]

Maximum Charge	Monthly	The charges range from a maximum of $1.61 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount, to a minimum of $0.35 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount.

Current Charge	Monthly for the first 120 months following the Policy date or an increase in a Policy’s Specified Amount	For first 60 months following the Policy date or an increase in a Policy’s Specified Amount, the charges range from a maximum of $1.21 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount, to a minimum of $0.15 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount. For months 61 through 120 following the Policy date or an increase in a Policy’s Specified Amount, the charges range from a maximum of $0.605 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount, to a minimum of $0.075 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.50 per $1,000 of initial Specified Amount of insurance or an increase in the Specified Amount.

Current Charge	Monthly for the first 120 months following the Policy date or an increase in the Specified Amount	For the first 60 months following the Policy date or an increase in the Specified Amount, $0.219 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount. For months 61 through 120 following the Policy date or an increase in the Specified Amount, $0.110 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount.

Mortality and Expense Risk Asset Charge

Maximum Charge	Monthly	0.05% monthly (annual rate of 0.6%) of the first $50,000 of Policy Value allocated to the Separate Account and 0.025% monthly (annual rate of 0.3%) of the Policy Value allocated to the Separate Account in excess of that amount.

Current Charge	Monthly for the first 120 months following the Policy date	0.0125% monthly (annual rate of 0.15%) for the first 120 months following the Policy date of Policy Value allocated to the Separate Account.

Per Policy Expense Charge[8]	Monthly	Guaranteed Maximum $9.00. Current Charge $8.00.

Asset Charge[7] for High Cap S&P 500 Indexed Account Uncapped S&P 500 Indexed Account (Limited by Participation Rate)	Monthly	0.125% of segment value (annual rate of 1.50%). 0.25% of segment value (annual rate of 3.00%).

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Optional Benefit Charges:

Traditional Loans[8]

Net Interest Charge[9]	End of each Policy year	Annual rate of 1.00% until year 11 and then an annual rate of 0.25% (after credit from interest paid on collateral held in Traditional Loan Account).[10]

Indexed Loans[8]

Net Interest Charge[9]	End of each Policy year	Maximum annual rate of 5.00%.

Accidental Death Benefit Rider:

Cost of Insurance Charges[11]

Current and Maximum Charges	Monthly	Maximum of $0.1108 to minimum of $0.0533, per $1,000 of accidental death benefit.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

Additional Insured Term Insurance Rider:

Cost of Insurance Charges[11]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of additional insured term insurance benefit.

Current Charges	Monthly	Maximum of $52.0833 to minimum of $0.0053 per $1,000 of additional insured term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charges	Monthly	$0.2117 per $1,000 of additional insured term insurance benefit.

Current Charge	Monthly	$0.1799 per $1,000 of additional insured term insurance benefit.

Administrative Charges	Monthly during the first year of the Rider and/or the first year of an increase in term insurance benefit under the Rider	$0.10 per $1,000 of additional insured term insurance benefit.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Early Surrender Value Rider[16]:

Maximum Charges	Monthly for the first 10 years of the Policy or the first 10 years after an increase in the Specified Amount of insurance of the Policy or term insurance benefit, as applicable	Maximum of $0.52 to minimum of $0.20 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

Current Charges	Monthly for the first 10 years of the Policy or the first 10 years after an increase in the Specified Amount of insurance of the Policy or term insurance benefit, as applicable	Maximum of $0.075 to minimum of $0.02 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.32 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

Current Charge	Monthly	$0.045 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

Children’s Term Insurance Rider:

Cost of Insurance Charges

Maximum Charges	Monthly	$0.24 per $1,000 of children’s term insurance benefit.

Current Charges	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Disability Waiver of Monthly Deductions Rider:

Cost of Insurance Charges[11,15]

Maximum Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117 per $1,000 of Net Amount at Risk.

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092 per $1,000 of Net Amount at Risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.0508 per $1,000 of Net Amount at Risk.

Current Charge	Monthly	$0.0275 per $1,000 of Net Amount at Risk.

If the Policy also has a Children’s Term Insurance Rider in addition to one of the Disability Waiver Riders	Monthly	Maximum between $0.0092 and $0.0408 to minimum between $0.0050 and $0.0242 per $1,000 of children’s term insurance benefit.

If the Policy also has an Additional Insured Term Insurance Rider in addition to one of the Disability Waiver Riders	Monthly	Maximum between $0.0083 and $3.2675 to minimum between $0.0050 and $2.33 per $1,000 of children’s term insurance benefit.

Disability Completion Benefit (AKA Disability Waiver of Stipulated Premium) Rider[13]:

Disability Waiver of Monthly Deductions Benefit

Cost of Insurance Charges[11,15]

Maximum Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117 per $1,000 of Net Amount at Risk.

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092, per $1,000 of Net Amount at Risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.0508 per $1,000 of Net Amount at Risk.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Current Charge	Monthly	$0.0275 per $1,000 of Net Amount at Risk.

Disability Waiver of Stipulated Premium Benefit

Cost of Insurance Charges[11]

Current and Maximum Charges	Monthly	Maximum of $0.96 to minimum of $0.03 per $100 of the stipulated premium in the Policy.

First year charge for a representative non-tobacco male insured, age 45

Maximum and Current Charges	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

Cash Value Enhancement Rider[12,16]:

Expense Charge

Maximum Charges	Monthly for the first 10 Policy years.	Maximum of $0.605 to minimum of $0.20 per $1,000 of Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

Current Charges	Monthly for the first 10 Policy years.	Maximum of $0.225 to minimum of $0.07 per $1,000 of Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charges	Monthly for the first 10 Policy years	$0.360 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

Current Charges	Monthly for the first 10 Policy years	$0.165 for Policy years one through three and $0.045 for Policy years four through 10. This charge is per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any term insurance benefit of a Supplemental Term Insurance Rider.

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Guaranteed Option to Increase Specified Amount Rider:

Cost of Insurance Charges[11]

Current and Maximum Charges	Monthly	Maximum of $0.1967 to minimum of $0.0442 per $1,000 of the Specified Amount of this Rider.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.1133 per $1,000 of the Specified Amount of this Rider.

Supplemental Term Insurance Rider:[14,15]

Surrender Charge	When the Policy is surrendered within the first 10 Policy years or within the first 10 years following an increase in the term insurance benefit or upon a decrease in the term insurance benefit within in the first five Policy years	The Surrender Charge is a maximum of $45.00 to minimum of $1.80 per $1,000 of the term insurance benefit of the Supplemental Term Insurance Rider or decrease in the term insurance benefit of the Supplemental Term Insurance Rider.

First year charge for a representative non-tobacco male insured, age 45		$24.00 per $1,000 of the term insurance benefit or decrease in this benefit all multiplied by the surrender factor of 100%.

Cost of Insurance Charges[11]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of Net Amount at Risk attributable to the term insurance benefit.

Current Charges	Monthly	Maximum of $52.0833 to minimum of $0.0053 per $1,000 of Net Amount at Risk attributable to the term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45

Periodic Charges under the Policy Other than the Portfolios’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Maximum Charge	Monthly	$0.2117 per $1,000 of Net Amount at Risk attributable to the term insurance benefit.

Current Charge	Monthly	$0.1799 per $1,000 of Net Amount at Risk attributable to the term insurance benefit.

Expense Charge[16]

Maximum Charge	Monthly	The charges range from a maximum of $1.71 per $1,000 of the initial term insurance benefit or increase of the term insurance benefit to a minimum of $0.40 per $1,000 of the initial term insurance benefit or increase of the term insurance benefit.

Current Charge	Monthly for the first 60 months following the Policy date or an increase in the term insurance benefit	The charges range from a maximum of $1.331 per $1,000 of the initial term insurance benefit or increase of the term insurance benefit to a minimum of $0.180 per $1,000 of the initial term insurance benefit or increase of the term insurance benefit. After 60 months, the charge is zero.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.80 per $1,000 of the term insurance benefit or increase of the term insurance benefit.

Current Charge	Monthly	$0.252 per $1,000 of the term insurance benefit or increase of the term insurance benefit.

3	The maximum amount reflects the charge that may be assessed in the first Policy year.
5

The Cost of Insurance Charges under the Policy vary depending on the individual circumstances of the insured, such as sex, age, and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the Policy year in which the charge is deducted. The table shows the lowest and the highest Cost of Insurance Charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year Cost of Insurance Charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your guaranteed maximum Cost of Insurance Charges. More detailed information concerning your Cost of Insurance Charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of Policy Values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The Net Amount at Risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on Cost of Insurance Charges, see “What Are the Fees and Charges Under the Policy? — Monthly Deductions — Cost of Insurance Charge” in the Prospectus.

6

The Expense Charge per $1,000 of Specified Amount are currently reduced. During the first 60 months following the Policy date, the charges range from $0.15 per $1,000 of initial Specified Amount of insurance to $1.21 per $1,000 of initial Specified Amount of insurance. For months 61 through 120 following the Policy date, the charges range from $0.08 per $1,000 of initial Specified Amount of insurance up to $0.61 per $1,000 of initial Specified Amount of insurance. The charge on an additional Specified Amount of insurance is similarly reduced. The Expense Charges under the Policy vary depending on the risk classification, sex, and age of the insured and the amount of insurance specified in the Policy. The table shows the lowest and the highest Expense Charges for an insured, based on our current rates and on guaranteed maximum rates. The table also shows the first year Expense Charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state the guaranteed maximum Expense Charges. More detailed information concerning your Expense Charges is available from our administrative offices upon request. For additional information on Expense Charges, see “What Are the Fees and Charges Under the Policy? — Monthly Deductions — Expense Charge per Thousand of Specified Amount” in the Prospectus.

7

The Asset Charge is assessed to help cover the cost of administrative and other expenses, including, but not limited to, the cost of hedging, associated with making available the Indexed Fixed Accounts.

8

You may borrow up to 99% of your Cash Surrender Value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from the Variable Investment Options and certain accounts in the Fixed Account Options on a pro-rata basis and is transferred to a Policy loan account, as collateral for the loan. See “Policy Loans” in the Prospectus and “Appendix B” to the Prospectus for additional information about Policy loans.

9	Net Interest Charge for a loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the Policy loan accounts.
10

The Traditional Loan Account is guaranteed to earn interest at 1.00% during the first 10 Policy years and 1.75% thereafter. On a guaranteed basis, the Net Interest Charge during the first 10 Policy years is 1.00% and 0.25% thereafter. On a current basis, the Net Interest Charge during the first five Policy years is 1.00% and 0.00% thereafter.

11

The Cost of Insurance Charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age, and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The charges shown in the table may not be representative of the charge you would pay. The table shows the lowest and the highest Cost of Insurance Charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year Cost of Insurance Charges under a Rider issued to an individual who is representative of individuals we insure. The Policy Specifications Page will indicate the guaranteed maximum Cost of Insurance Charges for the Rider applicable to your Policy. More detailed information concerning your Cost of Insurance Charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of Policy Values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and Riders requested. The Net Amount at Risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current Policy Value allocated to the Rider. For additional information about the Riders, see “What Are the Supplemental Riders and Benefits That Are Available?” in the Prospectus.

12

This Rider is not available to all persons. See “What Are the Supplemental Riders and Benefits That Are Available? — Early Surrender Value Rider” or “What Are the Supplemental Riders and Benefits That Are Available? — Cash Value Enhancement Rider” in the Prospectus for additional information.

13

The Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium) consists of two benefits, the Disability Waiver of Monthly Deductions plus the Disability Waiver of Stipulated Premium Benefit, and is therefore subject to two separate charges for the two benefits.

14

For purposes of determining the allocation of Net Amount at Risk between the Specified Amount of insurance in the Policy, and the term insurance benefit, the Policy Value will be allocated as follows: first to the initial Specified Amount coverage segment, then to any coverage segments resulting from increases in the Specified Amount in the order of the increases, to the initial term insurance benefit coverage segment, and then to any coverage segments resulting from increases in the term insurance benefit in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the Policy Value will be allocated to the most recent increase in the Specified Amount in the Policy.

15

The Surrender Charge takes into account the individual underwriting characteristics of the insured, such as sex, age and risk classification, and the term insurance benefit of the Policy. The table shows the lowest and the highest Surrender Charge for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the Surrender Charge under a rider issued to an individual who is representative of individuals we insure. The Surrender Charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your Surrender Charge for the Policy and rider. More detailed information concerning your Surrender Charge is available from our administrative offices upon request. For additional information on the Surrender Charge, see “What are the Fees and Charges under the Policy? — Surrender Charge” in the Prospectus.

16

The Charge takes into account the individual underwriting characteristics of the insured, such as sex, age and risk classification, and the term insurance benefit of the Policy. The table shows the lowest and the highest Charge for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the Charge under a rider issued to an individual who is representative of individuals we insure. The Charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your Charge for the Policy and rider. More detailed information concerning your Charge is available from our administrative offices upon request.

Portfolios’ Annual Operating Expenses

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Portfolio expenses may be higher or lower in the future. A complete list of Portfolios available under the Policy, including their annual expenses, may be found in Appendix A to this Summary Prospectus.

Annual Portfolio Expenses[1]	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.11%	0.34%

[1]

Expressed as a percentage of average net assets for the fiscal year ended December 31, 2024. Portfolio expenses may be higher or lower in the future. This information is provided by the Portfolios and their agents. The information is based on 2024 expenses. We have not verified the accuracy of the information provided by the Portfolios.

APPENDIX A

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY

The following is a list of Portfolios available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.pennmutual.com/for-individuals-and-businesses/performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

PORTFOLIO TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/2024)
			1 YEAR	5 YEAR	10 YEAR
Vanguard Variable Insurance Fund
Domestic Large Blend	Equity Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	24.84%	14.36%	12.95%
Domestic Large Blend	Total Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	23.71%	13.67%	12.37%
Intermediate- Term Bond	Global Bond Index Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	2.03%	-0.23%	1.04%[1]
Domestic Mid Blend	Mid-Cap Index Portfolio The Vanguard Group, Inc. (Adviser)	0.17%	15.08%	9.70%	9.41%
Moderate Allocation	Moderate Allocation Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	10.32%	6.06%	6.52%
Intermediate- Term Bond	Total Bond Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.14%	1.24%	-0.39%	1.25%
International Large Blend	Total International Stock Market Index Portfolio The Vanguard Group, Inc. (Adviser)	0.11%	5.06%	4.23%	4.19%[1]
Conservative Allocation	Conservative Allocation Portfolio The Vanguard Group, Inc. (Adviser)	0.13%	7.49%	4.04%	4.90%
Moderate Allocation	Balanced Portfolio Wellington Management Company LLP (Adviser)	0.20%	14.80%	8.18%	8.37%

[1]	Since inception (9/7/2017).

A-1

PORTFOLIO TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/2024)
			1 YEAR	5 YEAR	10 YEAR
Domestic Large Growth	Capital Growth Portfolio PRIMECAP Management Company (Adviser)	0.34%	13.41%	11.86%	12.37%
Domestic Large Value	Diversified Value Portfolio Hotchkis and Wiley Capital Management LLC (Adviser) and Lazard Asset Management LLC (Adviser)	0.28%	14.89%	12.24%	9.76%
Domestic Large Value	Equity Income Portfolio Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)	0.29%	15.12%	9.85%	9.89%
Domestic Large Growth	Growth Portfolio Wellington Management Company LLP (Adviser)	0.34%	33.14%	15.96%	14.67%
High Yield Bond	High Yield Bond Portfolio Wellington Management Company LLP (Adviser) and The Vanguard Group, Inc. (Adviser)	0.24%	6.30%	3.37%	4.53%
International Large Growthe	International Portfolio Baillie Gifford Overseas Ltd. (Adviser) Schroder Investment Management North America Inc. (Adviser)	0.31%	9.01%	6.27%	8.40%
Real Estate	Real Estate Index Portfolio The Vanguard Group, Inc. (Adviser)	0.26%	4.74%	2.84%	4.99%
Domestic Small Growth	Small Company Growth Portfolio ArrowMark Colorado Holdings, LLC (Adviser) The Vanguard Group, Inc. (Adviser)	0.29%	11.38%	6.96%	8.66%

A-2

The Prospectus and Statement of Additional Information (the “SAI”) include additional information about the Accumulation Variable Universal Life Insurance Policy. These documents are available, without charge, upon request from The Penn Insurance and Annuity Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania 19105. Or you can call us toll-free at 1-800-523-0650 or visit our website at www.pennmutual.com. The Prospectus and SAI are incorporated by reference into this Summary Prospectus and, therefore, are legally a part of this Summary Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, Cash Surrender Values and Policy Values by contacting The Penn Insurance and Annuity Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call us toll-free at 1-800-523-0650.

The SEC EDGAR Contract Identifier for the Accumulation Variable Universal Life Insurance Policy is C000245745.

PM9012	5/25